LICENSE AGREEMENT

     THIS LICENSE AGREEMENT (this "Agreement") is effective as of June 11, 2001 (the "Effective Date") by and between Acirca, Inc., a Delaware corporation ("Licensor") and Spectrum Organic Products, Inc., a California corporation ("Licensee").

     WHEREAS, Licensor and Licensee have entered into an Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), whereby Licensee sold to Licensor and Licensor purchased certain assets of Licensee, including but not limited to the trademarks described in Exhibit A hereto (the "Trademarks");

     WHEREAS, Licensor owns all right, title and interest in and to the Trademarks, and has the exclusive right to use and to license others to use the Trademarks;

     WHEREAS, Licensee desires to use the Trademarks in connection with the production and sale of Licensee's food products pursuant to existing distribution relationships (the "Distribution Agreements"), as they have been produced and sold by Licensee prior to the date of this Agreement, which products are more specifically identified on Exhibit B hereto (the "Products"); and

     WHEREAS, as an inducement for Licensee to enter into the Asset Purchase Agreement, Licensor has agreed to grant to a limited nontransferable, nonexclusive license, with no right to sublicense, to use the Trademarks according to the terms and conditions provided in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

     1. Grant of License.
        -----------------

     1.1. Licensor hereby grants Licensee a nontransferable, nonexclusive license during the term of this Agreement solely to use the Trademarks on the Products, and on labels affixed to the Products, other packaging for Products, and advertising and promotional literature for Products (collectively, the "Materials") solely for purposes of fulfilling its obligations under the Distribution Agreements.

     1.2. Any use of the Trademarks by Licensee shall be in substantially the same form as Licensor's use of the Trademarks immediately prior to the date of this Agreement and in connection with such products as listed in Exhibit Bto this Agreement.

     1.3. Licensee shall not use a Trademark in any way not specifically permitted pursuant to Sections 1.1 and 1.2. Prohibited uses include, without limitation, the use of a Trademark (i) in connection with the sale of any product other than the Products, (ii) for any purpose other than fulfilling its

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obligations under the Distribution Agreements, (iii) with respect to the "Bella
Toscana" trademark specified in Exhibit A, in connection with the sale of any organic product, or (iv) for any purpose other than selling finished Products which exist as of the date hereof and include the Trademarks.

     1.4. Licensee shall not distribute to any third party any Products, or Materials, with the Trademarks unless Licensee first submits two specimens thereof to Licensor and Licensor approves the form thereof in writing. Licensor shall not withhold its approval unreasonably. Licensee shall be solely liable for the contents of all Products and Materials.

     1.5. This Agreement grants Licensee the right to use the Trademarks specified in Exhibit A. Other than the Trademarks, Licensee shall not use, or have any rights in, anytrademarks, or any other subject matter in which Licensor has any rights.

     1.6. Nothing in this Agreement shall be deemed to limit or interfere with Licensor's unrestricted right to use or license the use of the Trademarks.

     2. Validity of the Trademarks.
        ---------------------------

     Licensee acknowledges the validity of the Trademarks and Licensor's ownership of the Trademarks. Licensee shall not attack such validity or ownership, and Licensee shall do nothing inconsistent with such validity and ownership. Licensee shall not apply for registration of the Trademarks or any trademark which is confusingly similar to the any Trademark in any country, or oppose registration of the Trademarks by Licensor. Licensee shall not use any trademark which is confusingly similar to the Trademarks. All use of the Trademarks shall inure to the benefit of Licensor.

     3. Quality Control.
        ----------------

     3.1. Licensee's use of the Trademarks shall be consistent with the high quality image of Licensor so as to enhance the Trademarks and the goodwill relating thereto. Licensee shall not make any use of the Trademarks that would cause embarrassment to Licensor or tend to discredit its image or reputation for quality and charitable work. All Products in connection with the sale of which Licensee uses the Trademarks shall be manufactured in accordance with prevailing industry standards for the production of quality goods and the quality control standards used by Licensee immediately prior to the date of this Agreement. Licensee agrees to comply with any and all applicable federal, state and local laws and regulations.

     3.2. Upon Licensor's request, Licensee shall provide to Licensor a reasonable number of samples of Products in connection with the sale of which Licensee uses the Trademarks, as well as specimens of Materials bearing the Trademarks.

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     3.3. Upon reasonable notice, Licensor shall have the right to inspect
Licensee's operations, including without limitation all facilities, manufacturing operations, and all books and records pertaining thereto, with respect to the use of the Trademarks.

     4. Enforcement.
        ------------

     If either Licensee or Licensor becomes aware of any infringement of the Trademarks by any third party, it promptly shall notify the other. In the event of such infringement, Licensor shall have the right (but not the obligation) to bring an action, at its sole expense, against the third party. Licensee shall cooperate in any action brought by the Licensor pursuant to this Article, and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, and the like. Any damages finally received through an action commenced pursuant to this Article shall first be applied to the expenses of the parties in connection with the action, with the balance being retained by Licensor.

     5. DISCLAIMER OF OTHER WARRANTIES.
        -------------------------------

     THE TRADEMARKS ARE PROVIDED "AS IS". LICENSOR MAKES NO, AND HEREBY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES UNDER THIS AGREEMENT, EXPRESS OR IMPLIED, INCLUDING WITHOUT ANY LIMITATION ANY IMPLIED WARRANTIES AND ANY WARRANTY AGAINST INFRINGEMENT.

     6. LIMITATION OF LIABILITY.
        ------------------------

     TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT SHALL LICENSOR BE LIABLE UNDER THIS AGREEMENT FOR ANY DAMAGES WHATSOEVER, INCLUDING BUT NOT LIMITED TO ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES.

     7. Indemnities.
        ------------

     Licensee shall defend, indemnify and hold harmless Licensor and Licensor's directors, officers, agents and employees from and against all claims, liabilities, suits, losses, damages and expenses, including costs and reasonable attorneys' fees, ("Claims"), related to or resulting from (i) Licensee's use of Trademarks; (ii) the manufacture, distribution or sale of Products or (iii) the contents of any Materials, whether arising under a theory of fraud, contract, tort, warranty, product liability, infringement, strict liability, or otherwise, or arising from the breach by Licensee of any duty contained in this Agreement. Licensee shall have the right to control any litigation within the scope of the indemnity. The indemnified party (i) shall cooperate to the extent necessary in the defense of any Claim, and (ii) may retain counsel at its own expense to participate in the defense.

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     8. Term and Termination.
        ---------------------

     8.1 This Agreement shall continue in force and effect for six (6) months from the Effective Date (the "Initial Term"), unless terminated earlier in accordance with Section 8.2. Every six (6) months after the Effective Date, this Agreement shall renew automatically and continue in force and effect for an additional six (6) months (together with the Initial Term, the "Term"), unless terminated earlier in accordance with Section 8.2.

     8.2. Either party may terminate this Agreement at any time with cause by serving sixty (60) days written notice upon the other party. Licensor may terminate this Agreement immediately in the event of any material breach of this Agreement by Licensee which remains uncured after ten (10) days written notice thereof to Licensee.

     8.3. Upon the expiration or termination of this Agreement, Licensee forthwith shall cease any use of the Trademarks, and shall immediately cease selling Products and distributing Materials which include the Trademarks.

     9. Notices.
        --------

     9.1. All notices sent under this Agreement shall be in writing and (i) hand delivered; (ii) transmitted by telegram or by certified or registered mail, return receipt requested; or (iii) delivered by prepaid overnight courier.

     9.2. Notices shall be sent to the parties at the following addresses or such other addresses as the parties subsequently may provide by notice in accordance with this Article:

          If to Licensor:
          Acirca, Inc.
          4350 North Fairfax Drive
          Suite 350
          Arlington, VA  22203
          Attention: Olivier Sonnois, VP-Strategy & Business Development
          Fax No.:   (703) 312-4801

          If to Licensee:
          Spectrum Organic Products, Inc.
          1304 South Point Boulevard
          Suite 280
          Petaluma, CA  94954
          Attention: Robert Fowles
          Fax No.: (707)765-8736

     10.  Miscellaneous.
          --------------

     10.1. Licensee understands and agrees that it may not claim or otherwise suggest that that Licensor has manufactured, sold or otherwise is the origin of the Products being sold by Licensee.

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     10.2. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS RULES THEREOF TO THE EXTENT SUCH CONFLICTS RULES WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

     10.3. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF NEW YORK, NEW YORK OR ANY UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ANY OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS FROM ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY HAND DELIVERY OR BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, AS THE CASE MAY BE, AT THE ADDRESSES DESCRIBED IN SECTION 10 OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE UPON HAND DELIVERY OR TEN (10) DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION IT MAY HAVE TO VENUE AND THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTIONS OR PROCEEDINGS.

     10.4. The rights and obligations granted to Licensee under this Agreement are personal to the Licensee and may not be assigned, delegated, sublicensed, encumbered, or otherwise transferred by Licensee without the prior written consent of the Licensor, which shall not be withheld unreasonably. Any purported assignment, delegation, sublicense, encumbrance, or other transfer by Licensee in violation of this Section shall be of no force or effect. Licensor shall have the right to assign, delegate or otherwise transfer its rights and obligations under this Agreement.

     10.5. This Agreement shall be binding upon and inure to the benefit of the parties, their successors, permitted assigns and legal representatives.

     10.6. The provisions of this Agreement concerning disclaimers of warranties, limitations of liability, indemnities, use of the Trademarks after expiration or termination of this Agreement, and interpretation of this Agreement shall remain in effect after the termination or recision of this Agreement.

     10.7. Except as specifically provided in this Agreement, the rights and remedies provided in this Agreement and all other rights and remedies available to either party at law or in equity are, to the extent permitted by law,

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cumulative and not exclusive of any other right or remedy now or hereafter available at law or in equity. Neither asserting a right nor employing a remedy shall preclude the concurrent assertion of any other right or employment of any other remedy, nor shall the failure to assert any right or remedy constitute a waiver of that right or remedy.

     10.8. This Agreement may be modified or amended only by written agreement of the parties.

     10.9. All headings in this Agreement are included solely for convenient reference, are not intended to be full and accurate descriptions of the contents of this Agreement, shall not be deemed a part of this Agreement, and shall not affect the meaning or interpretation of this Agreement.

     10.10. Nothing in this Agreement shall be construed as creating a partnership, joint venture or agency relationship between the parties, or as authorizing either party to act as agent for the other.

     10.11. This Agreement, including its exhibits, constitutes the entire agreement between the parties concerning the subject matter of this Agreement and supersedes all prior and contemporaneous agreements between the parties concerning the subject matter of this Agreement.

     10.12. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                            ACIRCA, INC.

                                            By:  /s/  William Urich
                                               --------------------------------
                                                      William Urich
                                                      Chief Financial Officer
                                                      and Secretary



                                            SPECTRUM ORGANIC PRODUCTS, INC.

                                            By:  /s/  Jethren Phillips
                                               --------------------------------
                                                      Jethren Phillips
                                                      CEO and Chairman of the
                                                      Board

                                    Exhibit A
                                    ---------

                     U.S. FEDERAL APPLICATIONS/REGISTRATIONS

------------------- --------------------- -----------------------------------
Trademark           Serial/Reg. No.       Filing Date/Reg. Date & Applicant/
                                          Current Owner Name
------------------- --------------------- ------------------------------------
MILLINA'S FINEST    Reg. No. 2,147,800    Filed: May 6, 1997
                    Ser. No. 75/287,472   Registered: March 31, 1998
------------------- --------------------- ------------------------------------
BELLA TOSCANA       Ser. No. 76/138,302   Filed: October 2, 2000
------------------- --------------------- ------------------------------------

                        STATE APPLICATIONS/REGISTRATIONS

--------------------- --------------------- ----------------------------------
Trademark             State/Reg. No.        Registration Date, Listed Owner
--------------------- --------------------- ----------------------------------
MILLINA'S FINEST      California            Registered: January 26, 1993
                      Reg. No. 97023        Owner: Organic Food Products, Inc.
--------------------- --------------------- ----------------------------------


                               COMMON LAW INTEREST

MILLINA'S FINEST
BELLA TOSCANA
GARDEN VALLEY